                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                    ----------------------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event report)                         04/15/99


    The Money Store Inc. (as Representative under a Pooling and Servicing Agreement dated as of February 28, 1998 providing for the issuance of TMS SBA Loan-Backed Adjustable Rate Certificates, Series 1998-1, Class A and Class B), The Money Store Investment Corporation, The Money Store Commercial Mortgage Inc. and The Money Store of New York, Inc.



                              The Money Store, Inc.
 ==============================================================================
             (Exact name of registrant as specified in its charter)



     New Jersey                                                   Applied For
     ----------                                                   -----------

     State or other               (Commission                    (IRS Employer
     jurisdiction of              File Number)                      ID Number)
     incorporation)


2840 Morris Avenue, Union, New Jersey                                   07083
-------------------------------------------------------------------------------
(Address of principal executive officer)


Registrant's Telephone Number,
including area code:                                             908-686-2000
                                                             -------------------


                                       n/a
-------------------------------------------------------------------------------
(Former name or former address, if changed since last report)

       Item 5    Other Events
                 ----------------------------------------------



     Attached herein as Annex A is a copy of the Monthly Statement sent to
Class A Certificate holders with respect to Remittance Date of:         04/15/99

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                               THE MONEY STORE INC.
                               THE MONEY STORE INVESTMENT CORPORATION
                               THE MONEY STORE COMMERCIAL MORTGAGE INC.
                               THE MONEY STORE OF NEW YORK INC.




                               By: /s/ Arthur Lyon
                               -------------------------
                                   Name:  Arthur Lyon
                                   Title:  Senior Vice President






Dated:         04/30/99

                          SERVICER'S CERTIFICATE


IN ACCORDANCE WITH SECTION 6.09 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF FEBRUARY 28, 1998, THE MONEY STORE INVESTMENT CORPORATION REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1998-1 FOR THE APRIL 12, 1999 DETERMINATION DATE

1.  AVAILABLE FUNDS                                                          $5,884,333.62

2.  (A) ORIGINAL CLASS A CERTIFICATE
            PRINCIPAL BALANCE AS REPORTED IN THE PRIOR MONTH                 78,838,168.36

    (B) ORIGINAL CLASS B CERTIFICATE
            PRINCIPAL BALANCE AS REPORTED IN THE PRIOR MONTH                  5,934,055.66

    (C) ORIGINAL POOL PRINCIPAL BALANCE
             AS REPORTED IN THE PRIOR MONTH                                  84,772,224.02

3.  PRINCIPAL PREPAYMENTS RECEIVED DURING
    DUE PERIOD
    (A) NUMBER OF ACCOUNTS                                                               7

    (B) DOLLARS                                                               1,319,781.33

4.  PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED
     BY CURTAILMENTS RECEIVED DURING THE DUE PERIOD                              25,065.72

5.  PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED
     BY ALL EXCESS AND MONTHLY PAYMENTS IN RESPECT OF
     PRINCIPAL RECEIVED DURING THE DUE PERIOD                                   249,491.81

5A.  RECOVERIES ON LIQUIDATED LOANS                                                   0.00

6.  AGGREGATE AMOUNT OF INTEREST RECEIVED NET OF THE FTA's
     FEE, PREMIUM PROTECTION FEE, ADDITIONAL FEE AND PORTION
     PAYABLE TO REGISTERED HOLDERS                                            1,046,362.47

7.  (A)  AMOUNT OF MONTHLY ADVANCE                                                    0.00

    (B)  AMOUNT OF COMPENSATING INTEREST                                          5,171.37


8.  DELINQUENCY AND FORECLOSURE INFORMATION
    (SEE EXHIBIT K)

9.  PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED BY
     REALIZED LOSSES ON A LIQUIDATED LOAN                                                                       0.00


10.  (A)  CLASS A INTEREST DISTRIBUTION AMOUNT:
              (i)   ACCRUED INTEREST                                            356,742.60
              (ii)  SHORTFALL, IF ANY, ON A PRECEDING
                     REMITTANCE DATE PLUS INTEREST                                    0.00
             (iii)  CLASS A INTEREST DISTRIBUTION AMOUNT
                     ADJUSTMENT                                                   1,718.94
      ADJUSTED CLASS A INTEREST DISTRIBUTION AMOUNT                                                       358,461.54
                                                                                                          4.28269462
     (B)  CLASS B INTEREST DISTRIBUTION AMOUNT:
              (i)   ACCRUED INTEREST                                             28,928.40
              (ii)  SHORTFALL, IF ANY, ON A PRECEDING
                     REMITTANCE DATE PLUS INTEREST                                    0.00
             (iii)  CLASS B INTEREST DISTRIBUTION AMOUNT
                     ADJUSTMENT                                                     139.50
        ADJUSTED CLASS B INTEREST DISTRIBUTION AMOUNT                                                      29,067.90
                                                                                                          4.61395238
     (C)  CLASS A PRINCIPAL DISTRIBUTION AMOUNT:
              (i)   UNGUARANTEED PERCENTAGE OF PAYMENTS
                     AND OTHER RECOVERIES OF PRINCIPAL                        1,482,735.14
              (ii)  PRINCIPAL PORTION OF THE UNGUARANTEED
                     INTEREST PURCHASED FOR BREACH OF
                     WARRANTY AND RECEIVED BY THE TRUSTEE                             0.00
             (iii)  SUBSTITUTION ADJUSTMENTS                                          0.00
             (iv)  UNGUARANTEED PERCENTAGE OF
                     LOSSES THAT WERE LIQUIDATED                                      0.00
              (v)  UNGUARANTEED PERCENTAGE OF SBA LOAN
                     DELINQUENT 24 MONTHS OR
                     UNCOLLECTIBLE                                               24,509.98
              (vi)  AMOUNT RELEASED FROM PRE-FUNDING ACCOUNT                          0.00
             (vii)  RECALCULATED PRINCIPAL ADJUSTMENT                                 0.00
     TOTAL CLASS A PRINCIPAL DISTRIBUTION AMOUNT                                                        1,507,245.12
                                                                                                         18.00770753
     (D)  CLASS B PRINCIPAL DISTRIBUTION AMOUNT:
              (i)   UNGUARANTEED PERCENTAGE OF PAYMENTS
                     AND OTHER RECOVERIES OF PRINCIPAL                          111,603.72
              (ii)  PRINCIPAL PORTION OF THE UNGUARANTEED
                     INTEREST PURCHASED FOR BREACH OF
                     WARRANTY AND RECEIVED BY THE TRUSTEE                             0.00
             (iii)  SUBSTITUTION ADJUSTMENTS                                          0.00
             (iv)  UNGUARANTEED PERCENTAGE OF
                     LOSSES THAT WERE LIQUIDATED                                      0.00
              (v)  UNGUARANTEED PERCENTAGE OF SBA LOAN
                     DELINQUENT 24 MONTHS OR
                     UNCOLLECTIBLE                                                1,844.84
              (vi)  AMOUNT RELEASED FROM PRE-FUNDING ACCOUNT                          0.00
             (vii)  RECALCULATED PRINCIPAL ADJUSTMENT                                 0.00
     TOTAL CLASS B PRINCIPAL DISTRIBUTION AMOUNT                                                          113,448.56
                                                                                                         18.00770794

11.  (A)  AMOUNT AVAILABLE IN THE SPREAD ACCOUNT
              IN CASH AND FROM LIQUIDATION OF
              PERMITTED INSTRUMENTS                                                                     3,446,600.59

     (B)  TRANSFER FROM SPREAD ACCOUNT TO CERTIFICATE
              ACCOUNT PURSUANT TO SECTION 6.02(b)(i)                                                            0.00

12.    (A)    AGGREGATE CLASS A CERTIFICATE PRINCIPAL
              BALANCE AFTER DISTRIBUTIONS TO BE MADE
              ON THE REMITTANCE DATE                               77,330,923.24
                                                                    923.90589295
       (B)    AGGREGATE CLASS B CERTIFICATE PRINCIPAL
              BALANCE AFTER DISTRIBUTIONS TO BE MADE
              ON THE REMITTANCE DATE                                5,820,607.10
                                                                    923.90588889
       (C)    POOL PRINCIPAL BALANCE AFTER DISTRIBUTIONS
              TO BE MADE ON THE REMITTANCE DATE                    83,151,530.34
                                                                    923.90589267

13.    (A)    EXCESS SPREAD                                           268,233.57

       (B)    EXTRA INTEREST                                          273,482.40

       (C)    SPREAD ACCOUNT BALANCE                                3,446,600.59

       (D)    SPECIFIED SPREAD ACCOUNT REQUIREMENT                  3,448,477.90


14.    (A)    WEIGHTED AVERAGE MATURITY                                  212.867

       (B)    WEIGHTED AVERAGE SBA LOAN INTEREST RATE                     9.824%


15.    (A)    SERVICING FEE FOR THE RELATED DUE PERIOD                101,577.34

       (B)    PREMIUM PROTECTION FEE FOR THE RELATED
              DUE PERIOD                                              101,390.96

       (C)    AMOUNTS TO BE DEPOSITED TO THE EXPENSE
              ACCOUNT                                                   4,238.61


16.    AMOUNT OF REIMBURSEMENTS PURSUANT TO:
       (A)    SECTION 5.04 (b)                                              0.00

       (B)    SECTION 5.04 (c)                                              0.00

       (C)    SECTION 5.04 (d)(ii)                                      8,894.12

       (D)    SECTION 5.04 (e)                                              0.00

       (E)    SECTION 5.04 (f)                                         87,322.67


17.    (A)    CLASS A REMITTANCE RATE                                     5.430%

       (B)    CLASS B REMITTANCE RATE                                     5.850%


18.  (A)  AGGREGATE PRINCIPAL BALANCE OF THE SUBSEQUENT SBA
          LOANS PURCHASED DURING THE PRIOR DUE PERIOD                  0.00

     (B)  AMOUNT ON DEPOSIT IN THE PRE-FUNDING ACCOUNT AS
          OF THE END OF SUCH DUE PERIOD                                0.00





19.  OTHER INFORMATION AS REQUESTED

I, Arthur Lyon, Senior Vice President, represent that The Money Store Investment Corporation complied with section 6.09 of the Pooling and Servicing Agreement dated February 28, 1998 pertaining to Series 1998 - 1 in preparing the accompanying Servicer's Certificate.






THE MONEY STORE INVESTMENT CORPORATION






BY:
     ------------------------------

              ARTHUR LYON
          SENIOR VICE PRESIDENT